Asset Retirement Obligations	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Asset Retirement Obligations
Asset Retirement Obligations

9. Asset Retirement Obligations

        Asset Retirement Obligations ("AROs") represent the future abandonment costs of tangible assets, such as wells, service assets and other facilities. The fair value of the ARO at inception is capitalized as part of the carrying amount of the related long-lived assets.

        The following table reflects the changes in the Company's AROs for the periods indicated:

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
	(in thousands)
Asset retirement obligations—beginning of period	$21,599	$26,308
Liabilities incurred	2	844
Revisions	—	—
Liabilities settled	—	(47)
Liabilities eliminated through asset sales	(4,699)	(7,652)
Current period accretion expense	835	929

Asset retirement obligations—end of period	$17,737	$20,382

8. Asset Retirement Obligations

        For the Company, asset retirement obligations represent the future abandonment costs of tangible assets, such as wells, service assets and other facilities. The fair value of the asset retirement obligation at inception is capitalized as part of the carrying amount of the related long-lived assets. Asset retirement obligations approximated $21.6 million and $26.3 million as of December 31, 2014 and 2013, respectively. The liability has been accreted to its present value as of December 31, 2014 and 2013. The Company evaluated its wells and determined a range of abandonment dates through 2079. At December 31, 2014, all asset retirement obligations represent long-term liabilities and are classified as such.

        The following table details the change in the asset retirement obligations for the years ended December 31, 2014, 2013 and 2012, respectively (in thousands):

	Year ended December 31,
	2014	2013	2012
Asset retirement obligations at beginning of year	$26,308	$15,245	$7,627
Liabilities incurred	996	2,535	3,044
Liabilities assumed in Anadarko Basin Acquisition	—	6,296	—
Liabilities assumed in Eagle Property Acquisition	—	—	2,662
Revisions	288	858	1,189
Liabilities settled	(47)	(61)	—
Liabilities eliminated through asset sale(1)	(7,652)	—	—
Current period accretion expense	1,706	1,435	723

Asset retirement obligations at end of year	$21,599	$26,308	$15,245

(1)
As a result of the Pine Prairie Disposition, AROs were reduced by approximately $7.7 million during the year ended December 31, 2014. See discussion of the Pine Prairie Disposition in Note 7.

        Revisions during the year ended December 31, 2014 were due primarily to an increase in estimated future abandonment costs based upon higher costs for oilfield services and materials in the Mississippian Lime and Anadarko areas. Revisions during the year ended December 31, 2013 were due to an increase in estimated future abandonment costs based upon higher oilfield service pricing. Revisions during the year ended December 31, 2012 were due to an increase in estimated future abandonment costs for our Gulf Coast wells based upon higher oilfield service pricing and a change in the Company's approach to site remediation based upon expected environmental and regulatory requirements.